EXHIBIT 10.8
                                                                    ------------



                                                                    July 2, 2002



Corey M. Horowitz
CMH Capital Management Corp
885 Third Avenue, Suite 2900
New York, NY  10022

Dear Corey:

     This letter will confirm that in accordance with action taken at the meeting of the Board of Directors held on July 2, 2002, the Consulting Agreement, dated June 29, 2001, between Network - 1 Security Solutions, Inc. and CMH Capital Management Corp. (which was previously extended until June 11, 2002) is hereby further extended until December 31, 2002 upon the same terms and conditions as set forth in the Consulting Agreement, dated June 29, 2001 (excluding any equity issuance as set forth in paragraph 2 of the June 29, 2001 agreement). If the foregoing correctly confirms our understanding, kindly execute this letter at the appropriate place provided below.


                                                        Very truly yours,

                                                        /s/ Richard Kosinski
                                                        ----------------------
                                                        Richard Kosinski,
                                                        President and Chief
                                                        Executive Officer

Agreed and Accepted:

CMH Capital Management Corp.


By: /s/ Corey M. Horowitz
    ----------------------------
    Corey M. Horowitz, President